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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2007

                             VOYAGER PETROLEUM, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                       000-32737                 88-049002272
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

              123 East Ogden Avenue-Suite 102A, Hinsdale, IL 60521 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (630) 325-7130

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On October 30, 2007, Voyager Petroleum, Inc. (the "Company") entered into an extension of its existing sublease for the Detroit processing facility located at 600 South Deacon Street in Detroit, Michigan (the "Premises"), with D.A. Stuart Company, the current lessee, extending the term of the sublease to the earliest of (a) December 31, 2007, (b) the date upon which the Company or its affiliates close on the purchase of the Premises with the current owner or
(c) upon termination of the purchase agreement with the current owner.

            The Company completed a Phase II environmental site assessment on the Premises earlier this year. On May 15, 2007, under contract with Associated Environmental Services, LLC located in Bloomfield Hills, MI, filed a Baseline Environmental Assessment with the Michigan Department of Environmental Quality. The Company intends to comply with its due care requirements which include engineering, monitoring, and operating controls and procedures at the facility. This facility is 20,000 square feet and is located on 3.5 acres. The Company intends to use the Premises for processing, drying, and bottling reclaimed used oil as well as blending premium oil. It encompasses a processing plant, warehouse space and offices with railroad access and multiple loading docks. The processing plant houses 22 outside storage tanks and 32 inside storage tanks with heating capabilities for total storage capacity of over 700,000 gallons.

            On November 7, 2007, the Company issued a press release announcing that it had entered into an extension to the Sublease with D.A. Stuart Company. A copy of the Company's press release is attached hereto as Exhibit 99.2.




ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibits

         99.1 Extension to the Sublease effective October 30, 2007, by and between Voyager Petroleum, Inc. and D.A. Stuart

         99.2     Press release, dated November 7, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VOYAGER PETROLEUM, INC.


Date: November 7, 2007                            /s/ Sebastien C. DuFort
                                                 -------------------------------
                                                 Sebastien DuFort
                                                 President